UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Current Report on Form 8-K of Novelion Therapeutics Inc. (the “Company”), filed on May 21, 2019, Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. (together, “Aegerion”), each a subsidiary of the Company, filed voluntary petitions under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York on May 20, 2019. As a result of the bankruptcy proceedings, the Company analyzed and evaluated the appropriate accounting treatment of its investment in Aegerion and concluded that Aegerion’s financials should be deconsolidated from the Company’s financial statements (the “Deconsolidation”), commencing with the Company’s interim financial statements for the quarter ended June 30, 2019.

On August 21, 2019, the Company received a letter (the “Nasdaq Letter”) from the Listing Qualifications Staff (“Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that Nasdaq has determined to delist the Company’s common stock from Nasdaq pursuant to the Staff’s discretionary authority under Listing Rule 5101. The Nasdaq Letter stated that the Staff’s determination was based on its belief that the Company has no current operating business and has not publicly disclosed its future business operations following the completion of the bankruptcy proceedings.

The Nasdaq Letter also stated that the Company’s delay in filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (“Form 10-Q”) serves as an additional basis for delisting the Company’s securities from Nasdaq. Nasdaq Listing Rule 5250(c)(1) requires companies to timely file all required periodic financial reports with the Securities and Exchange Commission (“SEC”). Previously, and as required, on August 12, 2019, the Company filed a Form 12b-25 with the SEC which reported that it would not be in a position to timely file the Form 10-Q because of the significant work required to effect the Deconsolidation and the other demands associated with the bankruptcy proceedings.

The Nasdaq Letter further stated that the Company may appeal the Staff’s determination to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rules. If the Company requests a hearing, it may also request an extended stay of the suspension of the trading of the Company’s common stock, pending the hearing. Unless the Company requests an appeal, the Company’s common stock will be suspended from trading at the opening of business on August 30, 2019 and a Form 25-NSE will be filed with the SEC, which will remove the Company’s common stock from listing and registration on Nasdaq.

The Company intends to appeal the Staff’s decision prior to the deadline to appeal on August 28, 2019 pursuant to the procedures set forth in the Nasdaq Listing Rules, and to request an extended stay of the suspension of the trading of the Company’s common stock in connection therewith.  The Company can provide no assurance that the Panel will grant the Company’s request of an extended stay of the suspension of the trading of the Company’s common stock, pending the hearing, or as to the outcome of any appeal or that the Company can maintain compliance with the other Nasdaq Listing Rules and the Company’s securities may still be delisted from Nasdaq.

Item 8.01  Other Events.

Also, on August 20, 2019, the British Columbia Securities Commission (“BCSC”), as principal regulator, and the Ontario Securities Commission have issued a general “failure to file” cease trade order (“CTO”) in respect of the securities of the Company as a result of the Company being unable to file the Form 10-Q (and related filings) by the filing deadline. The CTO from the BCSC is effective as of August 20, 2019 and will remain in place unless and until the Form 10-Q is filed.  The CTO prohibits the trading by any person of any securities of the Company in each jurisdiction in Canada in which the Company is a reporting issuer for as long as the CTO remains in effect, however the CTO provides an exception for beneficial securityholders of the Company who are not currently (and who were not as of August 20, 2019) insiders or control persons of the Company and who sell securities of the Company acquired before August 20, 2019 if both of the following criteria are met: (i) the sale is made through a “foreign organized regulated market”, as defined in section 1.1 of the Universal Market Integrity Rules of the Investment Industry Regulatory Organization of Canada and (ii) the sale is made through an investment dealer registered in a jurisdiction of Canada in accordance with applicable securities legislation. The Company anticipates that the CTO will remain in place until such time as the Form 10-Q has been filed.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks.   Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward Looking and Cautionary Statements

Certain statements in this Form 8-K constitute “forward-looking statements”  and “forward-looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. There can be no assurance that these forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Therefore, the forward-looking statements in this Form 8-K should be considered in light of the risks and uncertainties that attend such statements, including, but not limited to, the Company’s ability to file the Form 10-Q and have the CTO revoked, the delisting of the Company’s securities from Nasdaq and the success of any appeal associated therewith, the possibility that there will be no market for trading the Company’s securities or that trading will be suspended, as well as those risks identified in the Company’s Current Report on Form 8-K filed on May 21, 2019 (which, in addition to identifying important risks, also includes important information about the bankruptcy proceedings and related matters), which is available on the SEC’s website at www.sec.gov. If the Company’s common stock is delisted from Nasdaq, it may trade in the U.S. on the over-the-counter market, which is a less liquid market. In such case, the Company’s shareholders’ ability to trade, or obtain quotations of the market value of, the Company’s common stock would be severely limited because of lower trading volumes and transaction delays. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as required by law.

Investors and others should note that the Company communicates with its investors and the public using the Company’s website www.novelion.com, including, but not limited to, company disclosures, investor presentations and FAQs, SEC filings, press releases, public conference call transcripts and webcast transcripts. The information that the Company posts on this website could be deemed to be material information. As a result, the Company encourages investors, the media and others interested to review the information that the Company posts there on a regular basis. The contents of the Company’s website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

	By:	/s/ Michael Price
	Name:	Michael Price
	Title:	Executive Vice President & Chief Financial Officer

Date: August 21, 2019